                                                                               .
                                                                               .
                                                                               .
                                                                     Exhibit 3.5

                       PRESCRIBED BY J. KENNETH BLACKWELL          ------------------------------------------
                             Ohio Secretary of State               EXPEDITE THIS FORM: (Select One)
Secretary of State        Central Ohio: (614) 466-3910             ------------------------------------------
                   Toll Free: 1-877-SOS-FILE (1-877-767-3453)      MAIL FORM TO ONE OF THE FOLLOWING:
                                                                   ------------------------------------------
                                                                             PO Box 1390
                                                                   [X] Yes
www.state.oh.us/sos                                                          Columbus, OH 43216
e-mail: busserv@sos.state.oh.us                                    *** REQUIRES AN ADDITIONAL FEE OF $100 ***
                                                                   ------------------------------------------
                                                                             PO Box 1028
                                                                   [ ] No
                                                                             Columbus, OH 43216
                                                                   ------------------------------------------



                           CERTIFICATE OF AMENDMENT BY
                            SHAREHOLDERS OR MEMBERS
                                   (Domestic)
                                Filing Fee $50.00


(CHECK ONLY ONE (1) BOX)
--------------------------------------------------------------------------------
(1) Domestic for Profit                    (2) Domestic Non-Profit
    [ ] Amended         [X] Amendment            [ ] Amended       [ ] Amendment
       (122-AMAP)           (122-AMDS)             (126-AMAN)        (128-AMD)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
COMPLETE THE GENERAL INFORMATION IN THIS SECTION FOR THE BOX CHECKED ABOVE.
--------------------------------------------------------------------------------


Name of Corporation    Advanced Lighting Technologies, Inc.
                       ---------------------------------------------------------

Charter Number         904931
                       ---------------------------------------------------------

Name of Officer        Christopher F. Zerull
                       ---------------------------------------------------------

Title                  Vice President
                       ---------------------------------------------------------

[X] Please check if additional provisions attached.

                      See Attachment A and Certificate of Reorganization

The above named Ohio corporation, does hereby certify that:

[ ] A meeting of the     [ ] shareholders     [ ] directors (non-profit amended
                                                             articles only)

[ ] members was duly called and held on  _______________________
                                                 (Date)

at which meeting a quorum was present in person or by proxy, based upon the quorum present, an affirmative vote was cast which entitled them to exercise
___________ % as the voting power of the corporation.


[X] In a writing signed by all of the   [X] shareholders   [ ] directors (non-profit amended articles only)

[ ] members who would be entitled to the notice of a meeting or such other proportion not less than a majority as the articles of regulations or bylaws permit.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CLAUSE APPLIES IF AMENDED BOX IS CHECKED
--------------------------------------------------------------------------------
Resolved, that the following amended articles of incorporations be and the same are hereby adopted to supercede and take the place of the existing articles of incorporation and all amendments hereto.

--------------------------------------------------------------------------------


541                               Page 1 of 3             Last Revised: May 2002

--------------------------------------------------------------------------------
ALL OF THE FOLLOWING INFORMATION MUST BE COMPLETED IF AN AMENDED BOX IS CHECKED. IF AN AMENDMENT BOX IS CHECKED, COMPLETE THE AREAS THAT APPLY.
--------------------------------------------------------------------------------

FIRST:  The name of the corporation is: ________________________________________

SECOND: The place in the State of Ohio where its principal office is located is in the City of:

        ________________________________________   _____________________________
        (city, village or township)                          (county)

THIRD:  The purposes of the corporation are as follows:

        ------------------------------------------------------------------------











        ------------------------------------------------------------------------


FOURTH: The number of shares which the corporation is authorized to have outstanding is: ________________________________________________

                        (DOES NOT APPLY TO BOX (2))

--------------------------------------------------------------------------------


          REQUIRED
Must be authenticated (SIGNED)
by an authorized representative
     (SEE INSTRUCTIONS)

                                  -------------------------    -----------------
                                  /s/ Christopher F. Zerull    December 9, 2003
                                  -------------------------    -----------------
                                  Authorized Representative           Date
                                  Christopher F. Zerull,
                                  Vice President


                                  -------------------------    -----------------

                                  -------------------------    -----------------
                                  Authorized Representative           Date



                                  -------------------------    -----------------

                                  -------------------------    -----------------
                                  Authorized Representative           Date

                          CERTIFICATE OF REORGANIZATION
                                       OF
                      ADVANCED LIGHTING TECHNOLOGIES, INC.
--------------------------------------------------------------------------------

     The reorganization of ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation (the "CORPORATION"), was confirmed by the Order of the United States Bankruptcy Court, Northern District of Illinois, Eastern Division ("Bankruptcy Court") in case no. 03-05255 entitled In re Venture Lighting International, Inc., et al. entered on December 8, 2003. In accordance with the Fourth Amended Chapter 11 Plan of Reorganization, dated December 8, 2003, and approved by the Bankruptcy Court, and further pursuant to the authority of section 1701.75 of the Ohio Revised Code, the Corporation is required to adopt following amendment to the Second Amended and Restated Articles of Incorporation of said Corporation to prohibit the issuance of nonvoting equity securities to the extent required by section 1123(a)(6) of the United States Bankruptcy Reform Act of 1978, as codified in title 11 of the United States Code, 11 U.S.C. sections 101-1330, as in effect on the date hereof.

     The Second Amended and Restated Articles of Incorporation of the Corporation, as heretofore amended, are hereby amended to add the following new Article Thirteenth:

     THIRTEENTH: The Corporation shall be prohibited from issuing nonvoting equity securities to the extent, and only to the extent, required by section 1123(a)(6) of the United States Bankruptcy Reform Act of 1978, as codified in title 11 of the United States Code, 11 U.S.C. sections 101-1330, as in effect on the date hereof.

     The remainder of the provisions of the Second Amended and Restated Articles of Incorporation of the Corporation, as heretofore amended, shall remain in full force and effect.

                                  ATTACHMENT A

The amendment set forth in the accompanying Certificate of Reorganization is required under the terms of the Fourth Amended Chapter 11 Plan of Reorganization confirmed, by Order of the United States Bankruptcy Court, Northern District of Illinois, Eastern Division, in case no. 03-05255 entitled In re Venture Lighting International, Inc., et al. entered on December 8, 2003, and further required pursuant to the authority of section 1701.75 of the Ohio Revised Code.